                              SECOND AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT

     This Second Amendment to the Revolving Credit Agreement (the "Amendment") is made as of October 6, 1997, by and among Eltrax Systems, Inc., a Minnesota Corporation ("Eltrax") having its principal place of business at 2000 Town Center, Suite 690, Southfield, Michigan 48075, each of the wholly owned subsidiaries of Eltrax, as their names appear on the signature page of this Amendment (individually a "Borrower" and collectively, the "Borrowers") and State Street Bank and Trust Company (the "Bank"), a Massachusetts Trust Company with its principal offices at 225 Franklin Street, Boston, Massachusetts 02110.

     WHEREAS, the Borrowers and the Bank have previously executed a Revolving Credit Agreement dated as of October 31, 1996, as amended (the "Credit Agreement"); and

     WHEREAS, the Borrower and the Bank executed a First Amendment to Revolving Credit Agreement on August 14, 1997, which increased the Revolving Line of Credit to $5,500,000; and

     WHEREAS, the Borrowers desire that the Bank increase the Revolving Line of Credit by an additional $2,500,000, to a total of $8,000,000, and make certain other modifications, and the Bank is willing to make available to the Borrowers this increase in the Revolving Line of Credit along with the requested modifications, on the terms and conditions set forth therein.

     NOW THEREFORE, the Borrowers, jointly and severally, and the Bank hereby agree as follows:

     1. Section 1(a) of the Credit Agreement, which defines the phrase COMMITMENT AMOUNT, is deleted in its entirety and substituted with the following:

               "COMMITMENT AMOUNT :  $8,000,000"

     2. Section 1(a) of the Original Agreement, which defines the phrase BORROWING BASE, is deleted in its entirety and substituted with the following:

             "BORROWING BASE: An amount equal to the sum of eighty (80%) percent of the Eligible Accounts plus the lesser of (a) $2,000,000 and (b) thirty (30%) percent of the Eligible Inventory."

     3. Section 1(a) of the Credit Agreement, which defines the phrase MATURITY DATE, is deleted in its entirety, and substituted with the following:

             "MATURITY DATE:  October 31, 1999."

     4. Section 2(a)(iii) of the Credit Agreement is hereby amended by deleting the first sentence thereof and inserting the following:

             "The Revolving Credit Loan shall be evidenced by an Amended and Restated Commercial Promissory
             Note in the original principal amount of $8,000,000 in substantially the form of EXHIBIT I hereto (the "Revolving Credit Note"), dated as of the date of the Second Amendment to the Credit Agreement, and completed with appropriate insertions, which Revolving Credit Note shall be due and payable in full on the Maturity Date."

     5. Section 2(d), Paragraph (i) of the Credit Agreement is deleted in its entirety and substituted with the following:

             "COMMITMENT FEE.  At all times prior to
             termination of the Commitment, the Borrowers shall pay to the Bank, a Commitment Fee of one-fourth of one percent (1/4%) per annum of the difference between the amount of the Commitment Amount and the sum of the daily average principal amount of the Revolving Credit Loans outstanding from time to time. The Commitment Fee shall be calculated on the last day of each calendar quarter and on any other date the Commitment is terminated. The Commitment Fee shall be due and payable on the last day of each quarter."

     6. Section 6(s) of the Credit Agreement, FINANCIAL COVENANTS, is deleted in its entirety, and substituted with the following:

          "Financial Covenants. The Borrowers shall comply with the following Financial Covenants, measured on a consolidated basis:

                    (i)  MINIMUM CURRENT RATIO.  On and prior to
               December 31, 1997, the Borrowers shall not permit the ratio of their Current Assets to Current Liabilities to be less than 1.00:1.00 at any time. Beginning January 1, 1998, the ratio of Current Assets to Current Liabilities shall not be less than 1.1 to 1.0 at any time, and commencing January 1, 1999, the ratio of Current Assets to

               Current Liabilities shall not be less than 1.5 to
               1.0 at any time.

                    (ii)  MAXIMUM INDEBTEDNESS TO NET WORTH.  On
               and prior to December 31, 1997, the Borrowers shall not permit the ratio of their Indebtedness to Net Worth to be greater than 1.5:1.0 at any time. Beginning January 1, 1998, the ratio of Indebtedness to Net Worth shall not be greater than 1.3 to 1.0 at any time, and commencing January 1, 1999, the ratio of Indebtedness to Net Worth shall not be greater than 1.2 to 1.0 at any time.

                    (iii) POSITIVE EBITDA.  For the quarter
               ending December 31, 1997, the Borrowers' consolidated EBITDA shall be positive, and for any individual month in such quarter, shall not be a loss of more than $100,000. For the months ending January 31, 1998 and February 28, 1998, the Borrowers' consolidated EBITDA for the three month period ending with such month shall be positive. Commencing with the month ending March 31, 1998, and at the end of each subsequent month, the Borrowers' consolidated EBITDA for the three month period ending with such month shall not be less than $350,000.

                    (iv) MAXIMUM CAPITAL EXPENDITURE.  The
               Borrowers shall not permit their Capital
               Expenditures to exceed $750,000 during the year ending December 31, 1997, and $500,000 for any subsequent fiscal year."

     7. CHANGES OF NAME, MERGERS, ETC. None of the Borrowers shall merge with or into any Person, including any of the Borrowers, change its name or change its principal place of business without giving the bank at least 15 days prior written notice thereof, and executing and delivering to the bank such Uniform Commercial Code Financing Statements, Landlord's Waivers and any other documents the Bank may reasonably request in order to more fully evidence and document the Bank's continuing security interest in the Collateral of any such Borrower, after giving effect to any such name change, merger or other transaction.

     8. CLOSING FEE. Simultaneous with the execution and delivery of this Amendment, the Borrowers will pay to the Bank a Closing Fee of $30,000.

     9. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers jointly and severally represents and warrants to the Bank as follows:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 4 of the Credit Agreement and in each Instrument of Adherence (Credit Agreement) executed and delivered by one or more of the Borrowers to the Bank (the "Instrument of Adherence"), were true and correct in all material respects when made. Except to the extent that such representations and warranties expressly relate to a specific date or were based on facts which have changed in the ordinary course of business, which changes either singly or in the aggregate, have not been materially adverse, the representations and warranties contained in Section 4 of the Credit Agreement and the Instruments of Adherence, after giving effect to this Amendment, are true and correct on the date hereof.

     (b) ENFORCEABILITY. The execution and delivery by each of the Borrowers of this Amendment, and the performance by each of the Borrowers of the Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of such Person and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, are valid and legally binding obligations of each of the Borrowers, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors' rights in general.

     (c) NO DEFAULT. Except as set forth in the Compliance Certificate attached hereto, no Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after the execution and delivery of this Amendment.

     (d) OTHER AGREEMENT. The execution and delivery by each of the Borrowers of this Amendment, and the performance by each of the Borrowers of this Amendment and the Credit Agreement, as amended hereby, will not conflict with, or result in a breach of any term, condition or provision of, or constitute a default under, such Borrower's charter or by-laws as presently in effect or any other agreement, trust, deed, indenture, mortgage or other instrument to which such Person is a party or by which such Person or any of the property of such Person is bound or affected.

     10. AFFIRMATION OF THE BORROWERS. Each of the Borrowers hereby affirms its absolute and unconditional, joint and several promise to pay to the Bank the Loans and all other amounts due under the Credit Agreement on the Maturity Date provided in the Credit Agreement, as amended hereby.

     11. WAIVER OF DEFAULT. The Bank waives any and all Events of Default under the Agreement which have occurred for any period on or prior to August 31, 1997.

     12. EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon receipt by the Bank of this Amendment, executed by each of the Borrowers and the Bank. Execution of this Amendment by the Bank does not constitute a waiver by the Bank of any defaults, notices of default or rights of the Bank under the Credit Agreement, as amended hereby, all of which are unaffected hereby and remain in full force and effect.

     13. MISCELLANEOUS PROVISIONS.

     (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, is and shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement is sought.

     (d) Each of the Borrowers hereby jointly and severally agrees to pay to the Bank, on demand by the Bank, all reasonable out-of-pocket costs and expenses incurred or sustained by the Bank in connection with the preparation of this Amendment and the documents referred to herein (including reasonable legal fees).

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                        ELTRAX SYSTEMS, INC.


                                        By: /s/ Nicholas J. Pyett
                                           ----------------------------
                                             Nicholas J. Pyett
                                        Its: Treasurer

                                        NORDATA, INC. (D/B/A DATATECH)


                                        By: /s/ Nicholas J. Pyett
                                           -----------------------------
                                             Nicholas J. Pyett
                                        Its: Treasurer

                                        ATLANTIC NETWORK SYSTEMS, INC.


                                        By: /s/ Nicholas J. Pyett
                                           -----------------------------
                                             Nicholas J. Pyett
                                        Its: Treasurer

                                        EJG TECHLINE INCORPORATED


                                        By: /s/ Nicholas J. Pyett
                                           -----------------------------
                                             Nicholas J. Pyett
                                        Its: Treasurer

                                        FOUR CORNERS TECHNOLOGY, INC.


                                        By: /s/ Nicholas J. Pyett
                                           -----------------------------
                                             Nicholas J.Pyett
                                        Its: Treasurer

                                        HI-TECH CONNECTIONS, INC.


                                        By: /s/ Nicholas J. Pyett
                                           -----------------------------
                                            Nicholas J. Pyett
                                        Its: Treasurer

                                        STATE STREET BANK AND TRUST COMPANY

                                        By: /s/ Frederic Epstein
                                           -----------------------------
                                            Frederic Epstein
                                        Its: Vice President



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